Exhibit 10.1



                         CONSENT AND FIRST AMENDMENT TO
  VISHAY INTERTECHNOLOGY, INC. SECOND AMENDED AND RESTATED LONG TERM REVOLVING
                                CREDIT AGREEMENT

      This Consent and First Amendment to Credit Agreement ("First Amendment") is made as of this 14th day of May, 2004 by and among Vishay Intertechnology, Inc. (the "Company"), the Permitted Borrowers, Comerica Bank as Co-Lead Arranger, Co-Book Running Manager and Administrative Agent (the "Agent"), Fleet Securities, Inc., as Co-Lead Arranger, Co-Book Running Manager and Syndication Agent, Wachovia Bank, National Association, J.P. Morgan Chase Bank and Bank of America, N.A., as Documentation Agents and Bank Leumi USA, as Managing Agent, and the other lenders party hereto (collectively, with the agent, the "Lenders").



                                    RECITALS

      A. The Company, the Permitted Borrowers, Agent and Lenders entered into that certain Vishay Intertechnology, Inc. Second Amended and Restated Long Term Revolving Credit Agreement dated as of July 31, 2003 (the "Credit Agreement").

      B. The Company and the Permitted Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so, but only on the terms and conditions set forth in this First Amendment.

      NOW, THEREFORE, the Company, the Permitted Borrowers, Agent and the Lenders agree:

1. The following definitions are inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

      ""First Amendment Effective Date" shall mean the date when all of the conditions to effectiveness of that certain Consent and First Amendment to Credit Agreement by and among the Company, the Permitted Borrowers, Comerica Bank as Co-Lead Arranger, Co-Book Running Manager and Administrative Agent, Fleet Securities, Inc., as Co-Lead Arranger, Co-Book Running Manager and Syndication Agent, Wachovia Bank, National Association, J.P. Morgan and Bank of America, N.A., as Documentation Agents and Bank Leumi USA, as Managing Agent, and the other lenders party thereto shall have been satisfied and such Amendment will have become effective."

      ""GATX Guaranties" shall mean each of those certain Guaranties by Vishay Dale Electronics, Inc., Vishay Sprague Holdings Corp. and Vishay Sprague, Inc. dated as of April 22, 2004 in favor of GATX Technology Services Corporation

      ("GATX") of the obligations of the Company to GATX under that certain Master Lease Agreement and related Lease Schedule, each dated as of April 22, 2004."

      ""Note Pledge Agreements" shall mean those certain pledge agreements executed and delivered by Company and certain of its Subsidiaries pledging certain Intercompany Notes, in form and substance acceptable to the Agent, as the same may be amended, restated or otherwise modified from time to time."

      ""Ultronix Note" shall mean that certain Vishay Sprague Holdings Corp. Subordinated Promissory $32,060,375.00 - Demand Note issued by Vishay Sprague Holdings Corp. to Ultronix, Inc. dated as of September 27, 2003."

      ""Ultronix Restructuring" shall mean that certain reorganization and restructuring of certain of the Company's Subsidiaries, to the extent consummated on substantially the terms described in the documentation delivered by the Company to the Agent and dated April 8, 2004 and the related charts dated May 3, 2004."

2. The definitions of "PDD Restructuring," "Intercompany Notes" and "Collateral Documents" are deleted from Section 1.1 of the Credit Agreement and the following definitions are inserted in their respective places:

      ""Collateral Documents" shall mean the Security Agreements, the Note Pledge Agreements and the Pledge Agreements, in each case as may be amended or otherwise modified from time to time."

      ""Intercompany Notes" shall mean subordinated promissory notes issued or to be issued by the Company or any Subsidiary to the Company or any Subsidiary (in accordance with the terms hereof), substantially in the forms attached hereto as Exhibits L-1, L-2, L-3 and L-4 such forms being altered to provide for a single maker and holder, or multiple makers and holders, at the Company's option."

      ""PDD Restructuring" shall mean that certain reorganization and restructuring of certain of the Company's Subsidiaries, to the extent consummated on substantially the terms described in documentation delivered by the Company to the Agent on July 30, 2003, as updated by the documentation delivered by the Company to the Agent and dated April 8, 2004 and the related charts dated May 3, 2004."

3. Section 8.2(c) of the Credit Agreement is hereby amended by inserting the following at the end of the section:

      "provided that the amount of consideration given for such sales, leases, transfers or dispositions shall not be in excess of the higher of the book value or fair market value of the assets transferred;"

4. Section 8.3(iii) of the Credit Agreement is hereby amended (with retroactive effect to April 22, 2004) by deleting such subsection in its entirety and inserting the following in its place:

      "(iii) guaranties of indebtedness as set forth on Schedule 8.3 attached hereto or as permitted under clauses (d), (e), (f) or (g) of Section 8.7 hereof or the GATX Guaranties (provided that the aggregate stated lease payments to which the GATX Guaranties relate shall not exceed Three Million Dollars ($3,000,000)) and"

5. Section 8.7(d) of the Credit Agreement is hereby amended (with retroactive effect to the Effective Date) by deleting such section in its entirety and inserting the following in its place:

      "(d) Intercompany Loans, Advances or Investments made on or after the Effective Date hereunder to the Company, or by the Company or by any Subsidiary to the Company or any 100% Subsidiary (excluding Vishay Israel), (i) provided that any Intercompany Loan included therein be evidenced by and funded under an Intercompany Note, encumbered, (x) in the case of Intercompany Loans from a Domestic Subsidiary, pursuant to a Security Agreement or Note Pledge Agreement securing all obligations of the Borrowers under this Agreement and the related Loan Documents and (y) in the case of Intercompany Loans from a Foreign Subsidiary which is incorporated under the laws of the United States of America, pursuant to a Security Agreement or Note Pledge Agreement securing all obligations of the Foreign Permitted Borrowers under this Agreement and the related Loan Documents and (ii) further provided that, no Intercompany Loan, Advance or Investment made on or after the First Amendment Effective Date may be made as specified in this subsection if at the time of making such Intercompany Loan, Advance or Investment a Default or Event of Default has occurred and is continuing under this Agreement (or would result from the making of such Intercompany Loan, Advance or Investment), and in the case of Intercompany Loans from a Domestic Subsidiary or the Company to a Domestic Subsidiary or the Company and Intercompany Loans from a Foreign Subsidiary to a Foreign Subsidiary, notice has been given by Agent (upon the direction of the Required Lenders) that no such Intercompany Loans shall be made;"

6. Section 8.7(e) of the Credit Agreement is hereby amended (with retroactive effect to the Effective Date) by deleting such section in its entirety and inserting the following in its place:

      "(e) Intercompany Loans, Advances or Investments made on or after the Effective Date by Company or any Subsidiary to Vishay Israel or to any Subsidiary which does not constitute a 100% Subsidiary other than Siliconix (provided that any Intercompany Loan included therein be evidenced by and funded under an Intercompany Note encumbered pursuant to a Security Agreement or Note Pledge Agreement), provided that, for any Intercompany Loan, Advance or Investment made on or after the First Amendment Effective Date, at the time such Intercompany Loan, Advance or Investment is made no

      Default or Event of Default has occurred and is continuing (or would result from the making of such Intercompany Loan, Advance or Investment) and provided further that the aggregate amount of all such loans, advances and investments shall not exceed, at any time outstanding, 10% of Tangible Net Worth;"

7. Section 8.7(f) of the Credit Agreement is hereby amended (with retroactive effect to the Effective Date) by deleting such section in its entirety and inserting the following in its place:

      "(f) Intercompany Loans to Siliconix, but only to the extent evidenced by and funded under an Intercompany Note encumbered pursuant to a Security Agreement or a Note Pledge Agreement, provided that, for any Intercompany Loan, Advance or Investment made on or after the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing at the time of making such Intercompany Loan (or would result from the making of such Intercompany Loan)."

8. Each of Annex 1, Annex 2, Annex 3 and Annex 4 to this First Amendment shall, respectively, be inserted as new "Exhibit L-1", "Exhibit L-2", "Exhibit L-3" and "Exhibit L-4".

9. The Agent and the Lenders hereby consent (retroactively, to the extent necessary) to (i) the PDD Restructuring and (ii) the Ultronix Restructuring.

10. This First Amendment shall become effective (according to the terms hereof) on the date confirmed by the Company that the following conditions have been fully satisfied by the Company:

      (a) Agent shall have received counterpart originals of this First Amendment, in each case duly executed and delivered by the Company, the Permitted Borrowers and requisite Lenders and in form and substance satisfactory to Agent and the requisite Lenders;

      (b) Agent shall have received counterpart originals of those certain Reaffirmations of Guaranty executed and delivered by the applicable Guarantors;

      (c) Agent shall have received Note Pledge Agreements in form and substance acceptable to the Agent, relating to those certain outstanding Intercompany Loans outstanding as of the First Amendment Effective Date to the extent required under Section 8.7(d) of the Credit Agreement after giving effect to the amendment to such section contained herein;

      (d) In connection with the PDD Restructuring and the Ultronix Restructuring, the Company shall have executed or caused to be executed all Pledge Agreements, Security Agreements and Joinder Agreements and such other documentation (including secretary's certificates, organizational documents and resolutions) as may be necessary or deemed desirable by Agent to ensure that Company has complied with Section 7.16 of the Credit Agreement and with the requirements of the other Loan Documents with regards to the following Subsidiaries of the Company: Vishay GSI, Inc, Vishay Thin Film, LLC, Vishay Precision Resistors Holdings Corp., Vishay Techno Components, LLC, Vishay General Semiconductor, LLC, Century Components, LLC, and General Semiconductor (China) Holdings, LLC;

      (e) Company shall have delivered duly executed copies of the outstanding Intercompany Notes substantially in the forms attached hereto as Annex 1, Annex 2, Annex 3 and Annex 4 and otherwise acceptable to the Agent;

      (f) Company shall have provided an opinion of counsel to the Company and each Domestic Subsidiary of Company executing and delivering the Loan Documents specified in subsection (d) above, such opinion in form and substance acceptable to the Agent; and

      (g) Company shall have delivered to Agent such other documentation as Agent and the Lenders may reasonably request.

11. Each of the Company and the Permitted Borrowers hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution and delivery of this First Amendment and the other Loan Documents required to be delivered hereunder (if any), and the performance by the Company and the Permitted Borrowers of their respective obligations under the Credit Agreement as amended hereby (herein, as so amended, the "Amended Credit Agreement") are within such undersigned's corporate powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this First Amendment or the Amended Credit Agreement, of any governmental body, agency or authority, and this First Amendment, the Amended Credit Agreement and the other Loan Documents required to be delivered hereunder (if any), will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the continuing representations and warranties set forth in Sections 6.1 through 6.20, inclusive, of the Amended Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations specifically relate to an earlier date), and such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Amended Credit Agreement, and (c) as of the First Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing, except as may have been waived by the terms of this First Amendment.

12. Except as specifically set forth above, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents, or to constitute a waiver by the Agent and the Lenders of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

13. Each of the Company and the Permitted Borrowers hereby acknowledges and confirms that it does not possess (and hereby forever waives, releases and holds harmless the Agent and the Lenders and each of their former, current and future parents, subsidiaries, affiliates, directors, officers, employees, attorneys and other representatives and each of their respective successors and assigns (collectively, the "Lender Parties") from and against, and agrees not to allege or pursue) any claim, cause of action, demand, defense, and other right of action whatsoever, in law or equity which it and its respective successors or assigns have or may have against the Lender Parties, or any of them, prior to or as of the date of this First Amendment by reason of any cause or matter arising from, relating to, or connected with, in any manner the Credit Agreement, any of the Loan Documents, any related document, instrument or agreement or this First Amendment (including, without limitation, any payment, performance, validity or enforceability of any or all of the indebtedness, covenants, agreements, rights, remedies, obligations and liabilities under the Credit Agreement, any of the Loan Documents, any related document, instrument or agreement or this First Amendment) or any transactions relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.

14. Each of the Company and the Permitted Borrowers hereby acknowledges and agrees that this First Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of the Company, any Permitted Borrower or any other party or any rights, privilege or remedy of the Agent or the Lenders under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.

15. Each of the Company and the Permitted Borrowers hereby reaffirms its obligations under the Credit Agreement, as amended as of the date hereof, and each other Loan Document previously executed and delivered by it, or executed and delivered in accordance with this First Amendment. Each reference in the Credit Agreement to "this Agreement" or "the Credit Agreement" shall be deemed to refer to Credit Agreement as amended by this First Amendment and each other amendment from time to time executed and delivered thereto.

16. Unless otherwise defined to the contrary herein, all capitalized terms used in this First Amendment shall have the meaning set forth in the Credit Agreement.

17.   This First Amendment may be executed in counterpart in accordance with
      Section 13.10 of the Credit Agreement.

18. This First Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

      WITNESS the due execution hereof as of the day and year first above written.

COMPANY:                                  AGENT:

VISHAY INTERTECHNOLOGY, INC.              COMERICA BANK, As Co-Lead
                                          Arranger, Co-Book Running Manager and
                                          Administrative Agent


By: /s/ Richard N. Grubb                  By: /s/
   ---------------------------------         --------------------------------

Its: Executive Vice President,            Its:  Vice President
     Chief Financial Officer              One Detroit Center
     63 Lincoln Highway                   500 Woodward Avenue
     Malvern, Pennsylvania 19355          Detroit, Michigan 48226
                                          Attention: Corporate Finance

PERMITTED BORROWERS:

VISHAY EUROPE GmbH


By: /s/ Richard N. Grubb
   --------------------------------

Its: Vice President


VISHAY ELECTRONIC GmbH


By: /s/ Richard N. Grubb
   --------------------------------

Its: Vice President


VISHAY INTERTECHNOLOGY ASIA PTE LTD


By: /s/
   --------------------------------

Its:_______________________________

                                          COMERICA BANK, individually, as a
                                          Lender, Swing Line Bank and as Issuing
                                          Bank



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          BANK OF AMERICA N.A., as
                                          Documentation Agent and as a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          FLEET NATIONAL BANK, as a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          BANK HAPOALIM B.M.,
                                          NEW YORK BRANCH, as a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------


                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          BANK LEUMI USA, as Managing Agent
                                          and as a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          ISRAEL DISCOUNT BANK OF NEW YORK, as
                                          a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          WESTLB AG, New York Branch, as a
                                          Lender



                                          By:
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Documentation Agent and a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          JP MORGAN CHASE BANK, as
                                          Documentation Agent and a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY, as a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          KEYBANK NATIONAL
                                          ASSOCIATION, as a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          THE BANK OF NOVA SCOTIA, as a Lender



                                          By: /s/
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                          FLEET SECURITIES, INC., as Co-Lead
                                          Arranger, Co-Book Running Manager and
                                          Syndication Agent



                                          By: /s/
                                             ---------------------------

                                          Its:
                                              --------------------------

                                     ANNEX 1

                                   Exhibit L-1

                                INTERCOMPANY NOTE

                  (Intercompany Loan from Foreign Subsidiary to
                               Foreign Subsidiary)

                                                             ___________, 200__

      ON DEMAND, FOR VALUE RECEIVED, each of the undersigned (individually and collectively, "Maker") promises to pay to the order of the entity or entities appearing on Schedule 1 hereto from which it has received advances of credit (individually and collectively, "Holder") at such place as shall be designated from time to time by Holder to Maker, in lawful money of the United States of America or in such other currencies applicable to any particular advance made hereunder (each an "Advance" and, collectively, the "Advances") which may, from time to time, be outstanding hereunder, such sum as may from time to time have been advanced by Holder to Maker and then be outstanding hereunder, together with interest thereon as hereinafter set forth. Each Advance shall bear interest at [the average cost of borrowing of Vishay Intertechnology, Inc. from time to time as certified by Holder/other interest rate] and shall be payable on demand. Any interest not paid on demand, shall, at the option of the Holder, be added to the principal amount of the Note.

      This Note is a note under which advances, repayments and readvances may be made from time to time.

      This Note shall be fully subordinated in all respects to the Indebtedness. Upon the occurrence and during the continuance of a Default or an Event of Default and following delivery by Agent (upon the direction of the Required Lenders) of notice requiring that payments under this Note be suspended (such notice to be delivered to Maker in care of Vishay Intertechnology, Inc.) payments of principal and interest shall no longer be permitted. During the period when payments of interest hereon are not permitted, interest shall accrue and be added to principal on each interest payment date.

      Maker agrees, and Holder by accepting this Note agrees, that: (A) the obligations evidenced by this Note are subordinated in right of payment to the prior payment in full in cash of all the Indebtedness; the subordination is for the benefit of the Lenders, and each Lender shall be deemed to have acquired Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed in reliance upon the covenants and provisions contained in this Note;
(B) if Maker is prohibited by the terms of this Note from making any payment of principal, interest or any other sum under or in respect of this Note when due, and therefore the Maker shall fail to pay when due any such sum, such failure shall not constitute a default or event of default under and in respect of this Note (provided that interest shall continue to accrue as provided herein and be added to principal as herein set forth); and (C) no revision to any provision of this Note applicable or relevant to the subordination of this Note to the Indebtedness shall be made or become effective until approved in writing by the Agent.

      Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (A) the Lenders shall be entitled to payment in full in cash of all obligations with respect to the Indebtedness (including interest after the commencement of any such proceeding at the rates specified for the applicable Indebtedness to the date of payment of the Indebtedness) before Holder shall be entitled to receive any payment of any obligations with respect to this Note; and (B) until all obligations with respect to the Indebtedness are paid in full in cash, any distribution to which Holder would be entitled shall be made to the Lenders as their interests may appear.

      No right of any Lender to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by the Maker or by its failure to comply with the terms and conditions of this Note.

      If any payment of principal or interest is made to Holder which under the terms of this Note is prohibited, Holder agrees, by accepting delivery of this Note that (a) such payment shall not be commingled with any of the assets of Holder, shall be held in trust by Holder for the benefit of Agent and the Lenders and shall be promptly paid over to Agent for application (in accordance with the Credit Agreement) to the payment of the Indebtedness then remaining unpaid, until all of the Indebtedness is paid in full in cash and all commitments to lend have expired or been terminated, provided, however, if no Indebtedness, including any contingent Indebtedness, is then outstanding Holder shall hold such payment in trust for the benefit of Maker, and shall promptly pay over the improper payment to Maker; and (b) none of the indebtedness evidenced by this Note may be forgiven without the prior consent, in writing, of the Agent.

      Maker hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

      Holder, by acceptance of this Note, shall be deemed to have accepted all of the terms, conditions and limitations set forth herein, and shall be deemed to have covenanted and agreed to abide by all of the obligations ascribed to it in this Note.

      Terms not defined herein shall have the meanings set forth in the Credit Agreement. Nothing herein shall limit any right granted Holder by any other instrument or by law.

      As used herein, "Credit Agreement" shall mean that certain Vishay Intertechnology, Inc. Second Amended and Restated Long Term Revolving Credit

Agreement dated as of July 31, 2003 by and among Vishay Intertechnology, Inc., the Permitted Borrowers, Comerica Bank, as Administrative Agent (the "Agent"), and certain financial institutions from time to time signatory thereto (the "Lenders"); and any extensions, renewals amendments, restatements or other modifications made from time to time thereto.

                                    [FOREIGN SUBSIDIARY]

                                    By:_________________________________

                                    Its:_________________________________

      Dated: _____________, 200___

                                    [Pay to the order of Comerica Bank, as Agent

                                          By:   [Holder(s) of Note]

                                    By:_________________________________

                                    Its:________________________________]

                                     ANNEX 2

                                   Exhibit L-2

                                INTERCOMPANY NOTE

            (Intercompany Loan from Domestic Subsidiary or Company to
                         Domestic Subsidiary or Company)

                                                             ___________, 200__

      ON DEMAND, FOR VALUE RECEIVED, each of the undersigned (individually and collectively, "Maker") promises to pay to the order of the entity or entities appearing on Schedule 1 hereto from which it has received advances of credit (individually and collectively, "Holder") at such place as shall be designated from time to time by Holder to Maker, in lawful money of the United States of America or in such other currencies applicable to any particular advance made hereunder (each an "Advance" and, collectively, the "Advances") which may, from time to time, be outstanding hereunder, such sum as may from time to time have been advanced by Holder to Maker and then be outstanding hereunder, together with interest thereon as hereinafter set forth. Each Advance shall bear interest at [the average cost of borrowing of Vishay Intertechnology, Inc. from time to time as certified by Holder/other interest rate] and shall be payable on demand. Any interest not paid on demand, shall, at the option of the Holder, be added to the principal amount of the Note.

      This Note is a note under which advances, repayments and readvances may be made from time to time.

      This Note shall be fully subordinated in all respects to the Indebtedness. Upon the occurrence and during the continuance of a Default or an Event of Default and following delivery by Agent (upon the direction of the Required Lenders) of notice (such notice to be delivered to Maker in care of Vishay Intertechnology, Inc.) requiring that payments under this Note be suspended payments of principal and interest shall no longer be permitted. During the period when payments of interest hereon are not permitted, interest shall accrue and be added to principal on each interest payment date.

      Maker agrees, and Holder by accepting this Note agrees, that: (A) the obligations evidenced by this Note are subordinated in right of payment to the prior payment in full in cash of all the Indebtedness; the subordination is for the benefit of the Lenders, and each Lender shall be deemed to have acquired Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed in reliance upon the covenants and provisions contained in this Note;
(B) if Maker is prohibited by the terms of this Note from making any payment of principal, interest or any other sum under or in respect of this Note when due, and therefore the Maker shall fail to pay when due any such sum, such failure shall not constitute a default or event of default under and in respect of this Note (provided that interest shall continue to accrue as provided herein and be added to principal as herein set forth); and (C) no revision to any provision of this Note applicable or relevant to the subordination of this Note to the Indebtedness shall be made or become effective until approved in writing by the Agent.

      Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (A) the Lenders shall be entitled to payment in full in cash of all obligations with respect to the Indebtedness (including interest after the commencement of any such proceeding at the rates specified for the applicable Indebtedness to the date of payment of the Indebtedness) before Holder shall be entitled to receive any payment of any obligations with respect to this Note; and (B) until all obligations with respect to the Indebtedness are paid in full in cash, any distribution to which Holder would be entitled shall be made to the Lenders as their interests may appear.

      No right of any Lender to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by the Maker or by its failure to comply with the terms and conditions of this Note.

      If any payment of principal or interest is made to Holder which under the terms of this Note is prohibited, Holder agrees, by accepting delivery of this Note that (a) such payment shall not be commingled with any of the assets of Holder, shall be held in trust by Holder for the benefit of Agent and the Lenders and shall be promptly paid over to Agent for application (in accordance with the Credit Agreement) to the payment of the Indebtedness then remaining unpaid, until all of the Indebtedness is paid in full in cash and all commitments to lend have expired or been terminated, provided, however, if no Indebtedness, including any contingent Indebtedness, is then outstanding Holder shall hold such payment in trust for the benefit of Maker, and shall promptly pay over the improper payment to Maker; and (b) none of the indebtedness evidenced by this Note may be forgiven without the prior consent, in writing, of the Agent.

      This Note may be pledged by Holder pursuant to the requirements of the Credit Agreement.

      This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

      Maker hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

      Holder, by acceptance of this Note, shall be deemed to have accepted all of the terms, conditions and limitations set forth herein, and shall be deemed to have covenanted and agreed to abide by all of the obligations ascribed to it in this Note.

      Terms not defined herein shall have the meanings set forth in the Credit Agreement. Nothing herein shall limit any right granted Holder by any other instrument or by law.

      As used herein, "Credit Agreement" shall mean that certain Vishay Intertechnology, Inc. Second Amended and Restated Long Term Revolving Credit Agreement dated as of July 31, 2003 by and among Vishay Intertechnology, Inc., the Permitted Borrowers, Comerica Bank, as Administrative Agent (the "Agent"), and certain financial institutions from time to time signatory thereto (the "Lenders"); and any extensions, renewals amendments, restatements or other modifications made from time to time thereto.

                                    [DOMESTIC SUBSIDIARY OR COMPANY]

                                    By:_________________________________

                                    Its:_________________________________

      Dated: _____________, 200___

                                    Pay to the order of Comerica Bank, as Agent

                                          By:   [Holder(s) of Note]

                                    By:_________________________________

                                    Its:________________________________

                                     ANNEX 3

                                   Exhibit L-3

                                INTERCOMPANY NOTE

            (Intercompany Loan from Domestic Subsidiary or Company to
                               Foreign Subsidiary)

                                                             ___________, 200__

      ON DEMAND, FOR VALUE RECEIVED, each of the undersigned (individually and collectively, "Maker") promises to pay to the order of the entity or entities appearing on Schedule 1 hereto from which it has received advances of credit (individually and collectively, "Holder") at such place as shall be designated from time to time by Holder to Maker, in lawful money of the United States of America or in such other currencies applicable to any particular advance made hereunder (each an "Advance" and, collectively, the "Advances") which may, from time to time, be outstanding hereunder, such sum as may from time to time have been advanced by Holder to Maker and then be outstanding hereunder, together with interest thereon as hereinafter set forth. Each Advance shall bear interest at [the average cost of borrowing of Vishay Intertechnology, Inc. from time to time as certified by Holder/other interest rate] and shall be payable on demand. Any interest not paid on demand, shall, at the option of the Holder, be added to the principal amount of the Note.

      This Note is a note under which advances, repayments and readvances may be made from time to time.

      This Note shall be fully subordinated in all respects to the Indebtedness. Upon the occurrence and during the continuance of a Default or an Event of Default, no payments may be made of principal or interest on this Note (unless the Agent, at the direction of the Required Lenders, has otherwise instructed Maker). During the period when payments of interest hereon are not permitted, interest shall accrue and be added to principal on each interest payment date.

      Maker agrees, and Holder by accepting this Note agrees, that: (A) the obligations evidenced by this Note are subordinated in right of payment to the prior payment in full in cash of all the Indebtedness; the subordination is for the benefit of the Lenders, and each Lender shall be deemed to have acquired Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed in reliance upon the covenants and provisions contained in this Note;
(B) if Maker is prohibited by the terms of this Note from making any payment of principal, interest or any other sum under or in respect of this Note when due, and therefore the Maker shall fail to pay when due any such sum, such failure shall not constitute a default or event of default under and in respect of this Note (provided that interest shall continue to accrue as provided herein and be added to principal as herein set forth); and (C) no revision to any provision of this Note applicable or relevant to the subordination of this Note to the Indebtedness shall be made or become effective until approved in writing by the Agent.

      Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (A) the Lenders shall be entitled to payment in full in cash of all obligations with respect to the Indebtedness (including interest after the commencement of any such proceeding at the rates specified for the applicable Indebtedness to the date of payment of the Indebtedness) before Holder shall be entitled to receive any payment of any obligations with respect to this Note; and (B) until all obligations with respect to the Indebtedness are paid in full in cash, any distribution to which Holder would be entitled shall be made to the Lenders as their interests may appear.

      No right of any Lender to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by the Maker or by its failure to comply with the terms and conditions of this Note.

      If any payment of principal or interest is made to Holder which under the terms of this Note is prohibited, Holder agrees, by accepting delivery of this Note that (a) such payment shall not be commingled with any of the assets of Holder, shall be held in trust by Holder for the benefit of Agent and the Lenders and shall be promptly paid over to Agent for application (in accordance with the Credit Agreement) to the payment of the Indebtedness then remaining unpaid, until all of the Indebtedness is paid in full in cash and all commitments to lend have expired or been terminated, provided, however, if no Indebtedness, including any contingent Indebtedness, is then outstanding Holder shall hold such payment in trust for the benefit of Maker, and shall promptly pay over the improper payment to Maker; and (b) none of the indebtedness evidenced by this Note may be forgiven without the prior consent, in writing, of the Agent.

      This Note may be pledged by Holder pursuant to the requirements of the Credit Agreement.

      This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

      Maker hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

      Holder, by acceptance of this Note, shall be deemed to have accepted all of the terms, conditions and limitations set forth herein, and shall be deemed to have covenanted and agreed to abide by all of the obligations ascribed to it in this Note.

      Terms not defined herein shall have the meanings set forth in the Credit Agreement. Nothing herein shall limit any right granted Holder by any other instrument or by law.

      As used herein, "Credit Agreement" shall mean that certain Vishay Intertechnology, Inc. Second Amended and Restated Long Term Revolving Credit Agreement dated as of July 31, 2003 by and among Vishay Intertechnology, Inc., the Permitted Borrowers, Comerica Bank, as Administrative Agent (the "Agent"), and certain financial institutions from time to time signatory thereto (the "Lenders"); and any extensions, renewals amendments, restatements or other modifications made from time to time thereto.

                                    [FOREIGN SUBSIDIARY]

                                    By:_________________________________

                                    Its:_________________________________

      Dated: _____________, 200___

                                    Pay to the order of Comerica Bank, as Agent

                                          By:   [Holder(s) of Note]

                                    By:_________________________________

                                    Its:_________________________________

                                     ANNEX 4

                                   Exhibit L-4

                                INTERCOMPANY NOTE

(Intercompany Loan from Foreign Subsidiary to Domestic Subsidiary or to Company)

                                                             ___________, 200__

      ON DEMAND, FOR VALUE RECEIVED, each of the undersigned (individually and collectively, "Maker") promises to pay to the order of the entity or entities appearing on Schedule 1 hereto from which it has received advances of credit (individually and collectively, "Holder") at such place as shall be designated from time to time by Holder to Maker, in lawful money of the United States of America or in such other currencies applicable to any particular advance made hereunder (each an "Advance" and, collectively, the "Advances") which may, from time to time, be outstanding hereunder, such sum as may from time to time have been advanced by Holder to Maker and then be outstanding hereunder, together with interest thereon as hereinafter set forth. Each Advance shall bear interest at [the average cost of borrowing of Vishay Intertechnology, Inc. from time to time as certified by Holder/other interest rate] and shall be payable on demand. Any interest not paid on demand, shall, at the option of the Holder, be added to the principal amount of the Note.

      This Note is a note under which advances, repayments and readvances may be made from time to time.

      This Note shall be fully subordinated in all respects to the Indebtedness. Upon the occurrence and during the continuance of a Default or an Event of Default, no payments may be made of principal or interest on this Note (unless the Agent, at the direction of the Required Lenders, has otherwise instructed Maker). During the period when payments of interest hereon are not permitted, interest shall accrue and be added to principal on each interest payment date.

      Maker agrees, and Holder by accepting this Note agrees, that: (A) the obligations evidenced by this Note are subordinated in right of payment to the prior payment in full in cash of all the Indebtedness; the subordination is for the benefit of the Lenders, and each Lender shall be deemed to have acquired Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed in reliance upon the covenants and provisions contained in this Note;
(B) if Maker is prohibited by the terms of this Note from making any payment of principal, interest or any other sum under or in respect of this Note when due, and therefore the Maker shall fail to pay when due any such sum, such failure shall not constitute a default or event of default under and in respect of this Note (provided that interest shall continue to accrue as provided herein and be added to principal as herein set forth); and (C) no revision to any provision of this Note applicable or relevant to the subordination of this Note to the Indebtedness shall be made or become effective until approved in writing by the Agent.

      Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (A) the Lenders shall be entitled to payment in full in cash of all obligations with respect to the Indebtedness (including interest after the commencement of any such proceeding at the rates specified for the applicable Indebtedness to the date of payment of the Indebtedness) before Holder shall be entitled to receive any payment of any obligations with respect to this Note; and (B) until all obligations with respect to the Indebtedness are paid in full in cash, any distribution to which Holder would be entitled shall be made to the Lenders as their interests may appear.

      No right of any Lender to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by the Maker or by its failure to comply with the terms and conditions of this Note.

      If any payment of principal or interest is made to Holder which under the terms of this Note is prohibited, Holder agrees, by accepting delivery of this Note that (a) such payment shall not be commingled with any of the assets of Holder, shall be held in trust by Holder for the benefit of Agent and the Lenders and shall be promptly paid over to Agent for application (in accordance with the Credit Agreement) to the payment of the Indebtedness then remaining unpaid, until all of the Indebtedness is paid in full in cash and all commitments to lend have expired or been terminated, provided, however, if no Indebtedness, including any contingent Indebtedness, is then outstanding Holder shall hold such payment in trust for the benefit of Maker, and shall promptly pay over the improper payment to Maker; and (b) none of the indebtedness evidenced by this Note may be forgiven without the prior consent, in writing, of the Agent.

      This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

      Maker hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

      Holder, by acceptance of this Note, shall be deemed to have accepted all of the terms, conditions and limitations set forth herein, and shall be deemed to have covenanted and agreed to abide by all of the obligations ascribed to it in this Note.

      Terms not defined herein shall have the meanings set forth in the Credit Agreement. Nothing herein shall limit any right granted Holder by any other instrument or by law.

      As used herein, "Credit Agreement" shall mean that certain Vishay Intertechnology, Inc. Second Amended and Restated Long Term Revolving Credit

Agreement dated as of July 31, 2003 by and among Vishay Intertechnology, Inc., the Permitted Borrowers, Comerica Bank, as Administrative Agent (the "Agent"), and certain financial institutions from time to time signatory thereto (the "Lenders"); and any extensions, renewals, amendments, restatements or other modifications made from time to time thereto.

                                    [DOMESTIC SUBSIDIARY OR COMPANY]

                                    By:_________________________________

                                    Its:_________________________________

      Dated: _____________, 200___

                                    [Pay to the order of Comerica Bank, as Agent

                                          By:   [Holder(s) of Note]

                                    By:_________________________________

                                    Its:________________________________]